Registration Nos. 811-7921
                                                                       333-16033

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /x/

          Pre-Effective Amendment No.
                                     -------------

          Post-Effective Amendment No.      4
                                      -------------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/


          Amendment No.         6
                       ------------------


                        (Check appropriate box or boxes)

                                THE BJURMAN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 553-6577

                         G. Andrew Bjurman, Co-President
                       O. Thomas Barry, III, Co-President
                                The Bjurman Funds
                    10100 Santa Monica Boulevard, Suite 1200
                       Los Angeles, California 90067-4103
                     (Name and Address of Agent for Service)

                                   Copies to:


                                 Tina D. Hosking
                         Integrated Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202


                                 Dhiya El-Saden
                           Gibson, Dunn & Crutcher LLP
                             333 South Grand Avenue
                       Los Angeles, California 90071-3197

It is proposed that this filing will become effective:


/x/  immediately upon filing pursuant to Rule 485(b)
/ /  on (date) pursuant to Rule 485(b)
/ /  75 days after filing pursuant to Rule 485(a)
/ /  on (date) pursuant to Rule 485(a)


The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                   PROSPECTUS

                         [LOGO OF BJURMAN APPEARS HERE]

                                BJURMAN MICRO-CAP
                                   GROWTH FUND


                                 AUGUST 1, 2000


                            VISIT THE BJURMAN FUNDS'
                              INTERNET WEB SITE AT:
                              www.bjurmanfunds.com

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          BJURMAN MICRO-CAP GROWTH FUND
                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                       LOS ANGELES, CALIFORNIA 90067-4103
                                 (800) 227-7264

PROSPECTUS                                                        August 1, 2000
--------------------------------------------------------------------------------

Bjurman Micro-Cap Growth Fund, referred to as the Fund, seeks capital appreciation through investments in the common stocks of smaller companies with market capitalizations generally between $30 million and $300 million at the time of investment. The Adviser's unique equity selection process seeks to identify undervalued companies.

The Fund is a separate series of shares of The Bjurman Funds, referred to as the Trust, an open-end, management investment company commonly known as a mutual fund. George D. Bjurman & Associates, referred to as the Adviser, serves as the investment adviser to the Fund.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Risk/Return Summary............................................................3
Expense Summary................................................................4
Investment Objective...........................................................4
Investment Policies and Strategies.............................................5
Investment Selection Process...................................................5
Risk Factors...................................................................6
Management of the Fund.........................................................6
The Distribution Plan .........................................................7
How to Purchase Shares.........................................................7
How to Redeem Shares...........................................................8
Shareholder Services..........................................................10
Net Asset Value...............................................................11
Dividends and Taxes...........................................................11
Financial Highlights..........................................................12

                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks capital appreciation through investments in the common stocks of smaller companies with market capitalizations generally between $30 million and $300 million at the time of investment.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest, under normal market conditions, substantially all of its assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is generally between $30 million and $300 million ("Micro-Cap Companies") and which, in the opinion of the Adviser, have superior earnings growth characteristics. The Adviser screens the universe of Micro-Cap Companies, using five quantitative factors: (1) earnings growth, (2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings, (3) earnings revision - measures and then describes the time-weighted change of analysts' expectation and estimate of earnings of an individual company, (4) price/earnings to growth ratio and (5) price to cash flow. The Adviser then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund invests in securities that will fluctuate in value, and therefore you should expect the Fund's net asset value per share to fluctuate. There is a risk that you could lose money by investing in the Fund.

Investing in the common stocks of smaller companies within the Fund's target market capitalization involves special risks and considerations not typically associated with investing in the common stocks of larger companies. The stocks of smaller companies are less liquid and may experience more market price volatility than the stocks of larger companies, and are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies.

The Fund is a diversified mutual fund. However, because the Fund's portfolio may contain common stock of a limited number of companies, the Fund may be more sensitive to changes in the market value of a single issue or industry in its portfolio and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

PERFORMANCE SUMMARY


The bar chart and performance table shown below provided an indication of the risks of investing in the Fund. The bar chart shows the average annual return of the Fund for 1998 and 1999, the first two full calendar years the Fund was operational, together with the best and worst quarters during that period. The accompanying table shows the Fund's average annual total returns for the one year period ended December 31, 1999 and since its inception and compares those returns to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

11.89%                 53.26%

[bar chart]

1998                    1999

During the period shown in the bar chart, the highest return for a quarter was 37.91% during the quarter ended December 31, 1999 and the lowest return for a quarter was -23.47% during the quarter ended September 30, 1998.

The Fund's year-to-date return as of June 30, 2000 is 45.33%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1999


                                                       Since
                                                     Inception
                                    One Year     (March 31, 1997)
                                    --------     ----------------

Bjurman Micro-Cap Growth Fund        53.26%           40.63%
Russell 2000 Growth Index            43.09%           24.46%

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index - an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


                                 EXPENSE SUMMARY

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES  (fees paid directly from your investment).............   None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
   Advisory Fees (1)....................................................   1.00%
   Distribution (12b-1) Fees............................................   0.25%
   Other Expenses.......................................................   1.49%
                                                                           -----
   Total Annual Fund Operating Expenses (1).............................   2.74%
                                                                           =====

(1) The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 1.80% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or any reimbursement at any time in the Adviser's sole discretion. Any fees waived are subject to repayment by the Fund to the Adviser within the following 3 years, subject to the approval of the Board of Trustees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:


          1 Year               $  277
          3 Years                 850
          5 Years               1,450
         10 Years               3,070


                              INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investments in the common stocks of smaller companies with market capitalizations generally between $30 million and $300 million at the time of investment. The Adviser employs a growth-oriented approach to equity investment management and seeks to outperform market averages over a complete market cycle by investing in companies that the Adviser believes have above average earnings prospects.

This objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the Fund. The Fund's investment policies and strategies described below are not fundamental and may be changed without shareholder approval.

                       INVESTMENT POLICIES AND STRATEGIES

The Fund intends to invest, under normal circumstances, substantially all of its assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase generally is between $30 million and $300 million, referred to as Micro-Cap Companies, and which, in the opinion of the Adviser, have superior earnings growth characteristics. The Adviser expects that the Fund's portfolio generally will be fully invested in the common stocks of Micro-Cap Companies at all times, with only minimal holdings in short-term investments. The Adviser may also buy initial public offerings of unseasoned issuers if the Adviser has determined through its quantitative analysis that the company fits its criteria.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks. The Fund may also invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defense measure if the Adviser determines that market conditions warrant. The Fund may also purchase bank obligations such as certificates of deposit, bankers' acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations. Unrated instruments purchased by the Fund will be of comparable quality as determined by the Adviser. When the Fund invests in such securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.


Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Fund and a portfolio turnover in excess of 100% is generally considered high and increases the Fund's transaction costs, including brokerage commissions. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. Although the Fund's annual portfolio turnover rate cannot be accurately predicted, it is expected that it will generally exceed 200%.


The Adviser believes that a micro-cap fund is best managed when the fund size is limited; consequently, the Adviser currently intends to close the Fund to new investors when total assets reach $250 million. The Adviser, at its sole discretion, may reopen and close the Fund after total assets reach $250 million.

                          INVESTMENT SELECTION PROCESS

The Adviser's unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening a universe of approximately 1,900 Micro-Cap Companies using 5 quantitative factors which emphasize both growth and value attributes. The screening factors include (1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio and (5) price to cash flow. Earnings strength describes those companies that are expected to have the greatest increase in next year's earnings over the prior year's earnings.
Earnings revision measures and then describes the time-weighted change of analysts' expectation and estimate of earnings of an individual company. The next step is a top-down economic analysis designed to identify what the Adviser believes are the 10 to 15 most promising industries over the next 12 to 18 months.

Stocks are ranked according to the above 5 criteria to identify approximately 100 to 190 Micro-Cap Companies offering the best growth prospects and selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Adviser attempts to identify profitable Micro-Cap Companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively.

The Adviser's Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is reexamined as a potential sale candidate. Additionally, securities of Micro-Cap Companies which in the Adviser's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

                                  RISK FACTORS

GENERAL

Every investment carries some market risk. In addition to the risks described below, an investment in the Fund is subject to the inherent risk that the market prices of the Fund's investments will not correlate to the Adviser's estimation of fundamental security values or market trends. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. No assurance can be given as to the success of the Adviser's investment strategy.

MICRO-CAP COMPANIES

The Fund invests in Micro-Cap Companies, which are typically relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where the Adviser believes that the opportunity for rapid growth is above average. It should be noted, however, that Micro-Cap Companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-Cap Companies may present greater opportunities for capital appreciation but also may involve greater risk than larger, mature issuers. Since Micro-Cap Companies are generally not as well-known to investors and have less investor following than larger companies, they may provide opportunities for greater gains as a result of inefficiencies in the marketplace. Micro-Cap Companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Therefore, purchases and sales of such securities may have a greater impact on their market prices than is generally the case with the securities of larger companies. In addition, the securities of Micro-Cap Companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Micro-Cap Companies may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, Micro-Cap Companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers. Micro-Cap Companies' stocks may exhibit volatile characteristics and may decline in price as large company stocks rise, or rise in price as large company stocks decline. An investment in shares of the Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks. By maintaining a diversified portfolio, the Adviser will attempt to reduce this volatility. The Fund is, however, designed for long-term investors who seek capital appreciation and are comfortable with the risks described here.

DIVERSIFICATION


Diversifying a mutual fund's portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual funds may be more sensitive to changes in the market value of a single issuer or industry. The Fund may present greater risk than is usually associated with widely diversified mutual funds because it may invest in the securities of as few as 50-60 issuers. Therefore, the Fund may not be appropriate as your sole investment and should not be considered a balanced or complete investment program. The Fund cannot guarantee it will achieve its objective.


                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

The Trust has a Board of Trustees that establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Adviser pursuant to the terms of the Investment Advisory Agreement with the Fund. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Fund's general investment policies and programs are followed and that administrative services are provided to the Fund in a satisfactory manner.

THE INVESTMENT ADVISER

George D. Bjurman & Associates serves as the Fund's investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser has been engaged in the investment management business since 1970, and provides investment advisory services to individuals and institutional clients. In addition, the Adviser has acted as sub-adviser to two mutual funds: Voyageur Aggressive Growth Stock Fund from May 1994 until April 1995 and Mitchell Hutchins/KP Small Cap Equity Fund from November 1994 until April 1996. The principal business address of the Adviser is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067-4103. The Adviser makes the investment decisions concerning the assets of the Fund and reviews, supervises and administers the Fund's investments, subject to the supervision of, and policies established by, the Trustees of the Fund.


For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the Fund. From time to time, the Adviser may voluntarily waive all or a portion of its investment advisory fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. Currently, the Adviser has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of the Fund, to the extent necessary in order to limit net operating expenses - including the investment advisory fee - to an annual rate of not more than 1.80% of the Fund's average daily net assets. The Adviser reserves the right to terminate its voluntary fee waiver and reimbursement at any time in its sole discretion.


PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by the Investment Policy Committee of the Adviser. Management of the Fund is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a BA in Economics and an MBA in Corporate Finance and Accounting and has over 27 years of investment experience.

THE UNDERWRITER


IFS Fund Distributors, Inc., referred to as the Underwriter, serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Underwriter is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT


Integrated Fund Services, Inc., referred to as the Transfer Agent, serves as administrator, accounting services agent and transfer agent to the Fund. The Transfer Agent is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


                              THE DISTRIBUTION PLAN

The Board of Trustees of the Fund has adopted a Distribution Plan, referred to as the Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, referred to as the 1940 Act. As provided in the Plan, the Fund will reimburse the Adviser, the Underwriter or others in an amount up to a maximum 0.25% of its average daily net assets for expenses incurred in connection with the sale and distribution of the Fund's shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO PURCHASE SHARES

PURCHASES BY MAIL

You may purchase shares of the Fund initially by completing the application accompanying this Prospectus and mailing it together with a check payable to "Bjurman Micro-Cap Growth Fund" to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. If this is an initial purchase, please send a minimum of $5,000 or $2,000 for IRA and SEP accounts.

PURCHASES BY WIRE TRANSFER

You may also  purchase  shares of the Fund by bank wire.  Please  telephone  the
Transfer Agent (nationwide call toll-free 800-227-7264) for instructions. You should be prepared to provide us with a completed, signed account application by mail or facsimile. Your investment will be made at the net asset value ("NAV") next determined after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice.

PURCHASES THROUGH BROKER-DEALERS

The Fund may accept telephone orders only from brokers, financial institutions or service organizations which have been previously approved by the Fund. It is the responsibility of these brokers, financial institutions or service organizations to promptly forward such purchase orders and payments to the Fund. Such brokers, financial institutions, service organizations, banks and bank trust departments, may charge you a transaction fee or other fee for their respective services at the time of purchase. In addition, the Fund or the Adviser may pay a service or distribution fee to such financial intermediaries.


Wire orders for shares of the Fund received by dealers prior to the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time, on the same day, are confirmed at that day's NAV. Orders received by dealers after the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are confirmed at the NAV on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time.


PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objective and is otherwise acceptable to the Adviser.

SUBSEQUENT INVESTMENTS


Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. There is no minimum for subsequent investments. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Bjurman Micro-Cap Growth Fund" and mailed to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order.


GENERAL

Shares of the Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Fund. Purchase orders received by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are confirmed at that day's NAV. Purchase orders received by the Transfer Agent after the close of the regular session of trading on the NYSE are confirmed at the NAV next determined on the following business day.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $25) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check or money order cleared, which may take up to 15 calendar days after the purchase date. The Fund will only accept a check where the Fund is the payee. The Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

The Fund reserves the right to suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

The Fund's account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities, including, among others, losses resulting from unauthorized shareholder transactions, relating to the various services made available to investors.

                              HOW TO REDEEM SHARES

You may redeem shares of the Fund without any redemption charge on any business day that the Fund is open for business. Redemptions will be effected at the current NAV per share next determined after the Transfer Agent receives a redemption request meeting the requirements described below.

REDEMPTION BY MAIL


You may redeem shares by submitting a written request for redemption to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The written redemption request must be in good order, which means that it must: (1) identify the shareholder's account name and account number; (2) state the number of shares (or dollar amount) to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.


REDEMPTION BY TELEPHONE


If you have so indicated on your application, or have subsequently arranged in writing with the Transfer Agent to do so, you may redeem shares having a value of $10,000 or less by calling the Transfer Agent (nationwide call toll-free 800-227-7264). The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the Transfer Agent. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. IRA accounts are not redeemable by telephone.


The Fund reserves the right to refuse a wire or telephone redemption if the Fund believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

GENERAL REDEMPTION INFORMATION

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in good order. If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent (nationwide call toll-free 800-227-7264).


To prevent fraudulent redemptions, for any redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record, your signature must be guaranteed by any eligible guarantor institution, including a commercial bank, credit union, broker and dealers, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue signature guarantees. Notary public endorsement will not be accepted. A signature guarantee will also be required if the name(s) or the address on the account has been changed within 30 days of your redemption request. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required.


Redemptions will be processed on any day the Fund is open for business. Redemptions will be effective at the current NAV per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. Payment is normally made within 3 business days following receipt of these instructions. The Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up to 15 days after the purchase date. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions, service organizations, banks and bank trust departments.


Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on any business day on which the Fund calculates its NAV are effective as of that day. Redemption requests received after 4:00 p.m., Eastern time, will be effected at the NAV per share determined on the next business day following receipt. If a shareholder's tax identification has not yet been certified at the time a redemption request is received by the Transfer Agent, the redemption may be processed subject to a backup withholding tax.


The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in the Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Fund's Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Any portfolio securities distributed in-kind would be in readily marketable securities and valued in the manner described below. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than 3 days during any period when (1) trading on the NYSE is restricted or is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency, as defined by rules of the Commission exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

Shares of the Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Fund.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account at their then-current NAV, which will be promptly paid to the shareholder, if at any time the total investment does not have a value of at least $1,000 as a result of redemptions, but not market fluctuations. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

                              SHAREHOLDER SERVICES

The following special services are available to shareholders of the Fund. Please contact the Transfer Agent (nationwide call toll-free 800-227-7264) for additional information about the shareholder services described below. There are no charges for the services noted below and a shareholder may change or stop these services at any time by written notice to the Fund.

AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional monthly purchases of shares of the Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank account by opening your account with a minimum of $5,000 or $2,000 for IRA and SEP accounts and completing the appropriate section on the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $500.

RETIREMENT PLANS

The Fund is available for investment by pension and profit sharing plans including Individual Retirement Accounts, SEP, Keogh, 401(k) and 403(b) plans through which you may purchase Fund shares.

INTEGRATED VOICE RESPONSE SYSTEM

You may obtain access to account information and certain transaction history by calling 800-227-7264 within the United States. The Fund's Integrated Voice Response System provides the Fund's share price and price changes; account balances; and account history - for example, the last 5 transactions and current year and prior year dividend distribution.

                                 NET ASSET VALUE

On each day that the Fund is open for business, the share price (NAV) of the Fund's shares is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund is generally not open for business on national holidays. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. In the event the amortized cost valuation deviates from market quotations in excess of 1/4 of 1%, the Adviser will immediately inform the chairman of the Trust's Audit Committee. In the event that the deviation is greater than 1/2 of 1%, the Adviser will immediately report to the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

                               DIVIDENDS AND TAXES

DIVIDENDS

It is the Fund's intention to distribute its net investment income each December. Any net gains realized from the sale of portfolio securities are distributed at least once each year unless losses carried forward from prior years are used to offset them, in which case no such gain will be distributed. Such income dividends and capital gain distributions are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by writing to the Fund prior to a dividend record date.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date, referred to as the ex-date, at the NAV determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. Please note that dividend and distributions on shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

The Fund has qualified and intends to continue to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for federal income tax to the extent that its earnings and net realized capital gains are distributed to shareholders. To so qualify, the Fund must meet certain tests regarding the nature if its investments and the types of its income, including among other things, limiting its investments so that, at the close of each quarter of its taxable year, (1) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of any single issuer, and the Fund will not own more than 10% of the outstanding voting securities of any single issuer and (2) not more than 25% of the market value of the Fund's total assets will be invested in the securities of any single issuer. The Fund also intends to make sufficient distributions prior to the end of each calendar year in order to avoid liability for federal excise tax based on net income.

An investment in the Fund has certain tax consequences, depending on the type of account. The Fund will distribute all of its net investment income to shareholders. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in October, November or December and paid in the following January are taxable as if they were paid on December 31. Taxes on distributions to a qualified retirement account are generally deferred until distributions are made from the retirement account. A redemption of the Fund's shares is a taxable event to the shareholder.

For federal income tax purposes, income dividends and short-term capital gain distributions are taxed as ordinary income. Distributions of net long-term capital gains - the excess of net long-term capital gain over net short-term capital loss - are usually taxed as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash.
Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes.

A shareholder may be subject to a 31% back-up withholding on reportable dividend and redemption payments, referred to as back-up withholding, if a certified taxpayer identification number is not on file with the Fund, if the Internal Revenue Service notifies the Fund to implement back-up withholding for the shareholder, or if to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his or her Social Security Number.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                     Year Ended       Year Ended       Year Ended
                                                   March 31, 2000   March 31, 1999   March 31, 1998
                                                   --------------   --------------   --------------
Net asset value at beginning of year                 $   18.36        $   20.42        $   12.00
                                                     ---------        ---------        ---------

Income (loss) from investment operations:
Net investment loss                                      (0.41)           (0.26)           (0.10)
Net realized and unrealized gains (losses)
   on investments                                        23.15            (l.80)            8.52
                                                     ---------        ---------        ---------
Total from investment operations                         22.74            (2.06)            8.42
                                                     ---------        ---------        ---------

Less distributions:
   Dividends from net realized gains                     (0.37)              --               --
                                                     ---------        ---------        ---------

Net asset value at end of year                       $   40.73        $   18.36        $   20.42
                                                     =========        =========        =========

Total return                                            124.64%          (10.09%)          70.17%
                                                     =========        =========        =========

Net assets at end of year (000's)                    $  23,055        $   9,364        $   6,507
                                                     =========        =========        =========

Ratio of net expenses to average net assets               1.80%            1.80%            1.80%

Ratio of total expenses to average net assets (A)         2.74%            4.40%           13.35%

Ratio of net investment loss to average net assets       (1.65%)          (1.58%)          (1.41%)

Portfolio turnover rate                                    337%             234%             110%

(A) Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.

INVESTMENT ADVISER
George D. Bjurman & Associates
10100 Santa Monica Boulevard, Suite 1200
Los Angeles, California 90067-4103
(310) 553-6577

SHAREHOLDER SERVICES
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
(800) 227-7264

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197


AUDITORS
Deloitte & Touche LLP
350 South Grand Ave., Suite 200
Los Angeles, California 90071-3462


For Additional Information about Bjurman
Micro-Cap Growth Fund call:

     (800) 227-7264

or visit The Bjurman Funds' Web Site on
the Internet at:

www.bjurmanfunds.com

Additional information about the Fund is included in the Statement of Additional Information, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the Statement of Additional Information, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-227-7264.


Information about the Fund - including the SAI - can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


File No. 811-7921

                                THE BJURMAN FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2000


================================================================================


This Statement of Additional Information dated August 1, 2000 is not a prospectus but should be read in conjunction with the separate Prospectus describing shares of the Bjurman Micro-Cap Growth Fund (the "Fund") dated August 1, 2000. The Prospectus may be amended or supplemented from time to time. No investment in shares should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Fund. A copy of the Prospectus may be obtained without charge from IFS Fund Distributors, Inc. (the "Underwriter") or George D. Bjurman & Associates (the "Adviser") at the address and telephone numbers below.

Underwriter:                                                            Adviser:
IFS Fund Distributors, Inc.                       George D. Bjurman & Associates
312 Walnut Street, 21st Floor                       10100 Santa Monica Boulevard
Cincinnati, OH  45202                                                 Suite 1200
(800) 227-7264                                        Los Angeles, CA 90067-4103
                                                                  (310) 553-6577


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            PAGE

The Trust and the Fund.........................................................3

Investment Policies and Techniques
   Bankers' Acceptances........................................................3
   Certificates of Deposits....................................................3
   Equity Securities...........................................................3
   Foreign Securities..........................................................4
   Time Deposits...............................................................4
   Borrowing...................................................................4
   Loans of Portfolio Securities...............................................4
   Illiquid Securities.........................................................5
   Repurchase Agreements ......................................................5
   Futures.....................................................................5
   Other Investments...........................................................5

Investment Restrictions........................................................6

Investment Advisory and Other Services
   Investment Adviser .........................................................7
   Investment Advisory Agreement...............................................7
   Administrator, Transfer Agent and Fund Accountant ..........................7
   Underwriter ................................................................8

Trustees and Officers..........................................................9
   Compensation Table.........................................................11

Principal Shareholders........................................................11

Net Asset Value...............................................................11

Taxes.........................................................................12
   Federal Income Tax.........................................................12

Portfolio Transactions and Brokerage Commissions..............................13

Performance Information
   In General.................................................................14
   Total Return Calculation...................................................14
   Performance and Advertisements ............................................15

Other Information
   Limitations on Trustees' Liability.........................................15
   Independent Accountants....................................................15
   Reports to Shareholders....................................................15

Financial Statements..........................................................16

                             THE TRUST AND THE FUND

The Bjurman Family of Funds (the "Trust") is a diversified open-end management investment company organized as a business trust under the laws of the State of Delaware pursuant to a Trust Instrument dated September 26, 1996, as amended February 11, 1997. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Bjurman Micro-Cap Growth Fund (the "Fund"). Each share of the Fund represents an undivided proportionate interest in the Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. The Fund may add additional classes of shares without shareholder approval. All accounts will be maintained in book entry form and no share certificates will be issued.

A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). All shares of the Fund participate equally in regard to dividends, distributions, and liquidations with respect to the Fund. Shareholders do not have preemptive, conversion or cumulative voting rights.

The Trustees are not required, and do not intend, to hold annual meetings of shareholders. The Trustees have undertaken to the Securities and Exchange Commission (the "SEC"), however, that they will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

                       INVESTMENT POLICIES AND TECHNIQUES

The following supplements the information contained in the Fund's Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Fund.

BANKERS' ACCEPTANCES:
Negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Banker's Acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT:
A negotiable interest-bearing instrument with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

EQUITY SECURITIES:
Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depository Receipts ("ADRs").

     A WARRANT is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

     COMMON STOCK is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

     Generally, PREFERRED STOCK receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors. Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which the Fund invests.

FOREIGN SECURITIES:
The Fund may invest in securities of foreign issuers through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank. ADRs are receipts which evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks, costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value of the Fund by affecting the performance of the ADRs' underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, the value of ADRs acquired by the Fund may be subject to greater fluctuation than the value of securities of domestic companies.

TIME DEPOSITS:
A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

BORROWING:
The Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund intends to limit such borrowings to no more than 5% of its net assets.

LOANS OF PORTFOLIO SECURITIES:
The Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES:
The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Fund's policy is to limit its investment in illiquid securities to a maximum of 15% of net assets at the time of purchase. The SEC has adopted Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to SEC Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to the Fund's limitation on illiquid investment. The Adviser, pursuant to procedures adopted by the Trustees of the Trust, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities". The Adviser will monitor the liquidity of securities held by the Fund, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the levels of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund will limit its investments in illiquid securities including securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act to no more than 15% of the Fund's net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Trust's Board of Trustees).

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Investment Company Act of 1940, as amended (the "1940 Act") to be collateralized loans by the Fund to the seller, secured by the securities transferred to the Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which the Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, the Fund could experience a loss. No more than 15% of the Fund's net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The financial institutions with whom the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

FUTURES:
The Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Fund will not use futures contracts to leverage its assets. Futures contracts deposits may not exceed 5% of the Fund's assets (determined at the time of the transaction) and the Fund's total investment in futures contracts may not exceed 20% of the Fund's total assets.

OTHER INVESTMENTS:
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to categorize the industries in which the Fund invests ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to effect the percentage of asset restrictions above. In most cases the SIC Codes will match the FactSet Codes. Except as set forth in the Prospectus, the Fund may not:

     1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of the Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

     2. Purchase any security if, as a result of the purchase, 15% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of the Fund's total assets
(including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. The Fund will not purchase securities when borrowings exceed 5% of its total assets;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to one-third of the value of its net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

     5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

     6. Engage in the business of underwriting the securities of others, except to the extent that the Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

     7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Fund does not currently intend to:

          (i) Engage in uncovered short sales of securities or maintain a short position;

          (ii) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          (iii)Purchase  securities  of other  investment  companies  except  as
               permitted  by  the  1940  Act  and  the  rules  and   regulations
               thereunder;

          (iv) Invest in companies for the purpose of exercising control or management;

          (v) Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition; and

          (vi) Invest more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
George D. Bjurman & Associates serves as the Fund's investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970 and is wholly-owned by senior associates and the Bjurman family. G. Andrew Bjurman and O. Thomas Barry, III own 40% and 20%, respectively, of the Adviser and as a result may be deemed to be "control persons" of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Fund and the Adviser have entered into an investment advisory agreement for a two-year period (the "Investment Advisory Agreement"). The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Fund with respect to its investments and shall determine what securities shall be purchased or sold by the Fund.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund, or by a majority of the outstanding shares of the Fund on 60-days' written notice to the Adviser.


For providing investment advisory services, the Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its fee and reimburse expenses to the extent that the Fund's total operating expenses, inclusive of distribution expenses, exceed 1.80% of the Fund's average daily net assets. Any fees withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap which are the Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expenses payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any potential management fee reimbursement will be disclosed in the footnotes to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, and such reimbursement is requested by the Adviser and approved by the Board of Trustees, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

For the fiscal years ended March 31, 1998 and 1999, the Fund accrued advisory fees of $21,878 and $82,678; however, in order to reduce the Fund's operating expenses, the Adviser waived its entire advisory fee in each year and reimbursed the Fund $209,641 and $134,062 of expenses, respectively. For the fiscal year ended March 31, 2000, the Fund accrued advisory fees of $140,550, of which $131,854 were waived in order to reduce the Fund's operating expenses.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
The Fund has retained Integrated Fund Services, Inc. ("IFS") as the Fund's Transfer Agent, Administrator and Fund Accountant. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


Pursuant to an Accounting Services Agreement, IFS also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable IFS to perform its duties, the Fund pays IFS a fee in accordance with the following schedule:

     Average Monthly Net Assets                   Monthly Fee
     --------------------------                   -----------
     $ 0 to $100 million                          $2,500
     $100 million to $200 million                 $3,500
     $200 million to $300 million                 $4,500
     Over $300 million                            $5,500 + .001%

The .001% on assets over $300 million represents the asset based fee charged by IFS for external pricing services.

In addition, IFS is retained to provide administrative services to the Fund pursuant to an Administration Agreement. In this capacity, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays IFS a fee at the annual rate of .15% of the average value of its daily net assets up to $25,000,000, .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000;
provided, however, that the minimum fee is $2,000 per month.

For the fiscal years ended March 31, 1999 and 2000, IFS received $21,807 and $80,278, respectively, as compensation for services performed as administrator, fund accountant and transfer agent.

Prior to December 18, 1998, the Fund retained First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, for administration, fund accounting and transfer agency services. For the fiscal year ended March 31, 1999, the Fund paid First Data Investor Services Group, Inc. $95,174 as compensation for services performed as administrator, fund accountant and transfer agent.


UNDERWRITER
IFS Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Fund pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. For these services, the Distributor receives a monthly fee of $500 from the Fund. The Distributor is an affiliate of IFS by reason of common ownership.


The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect until December 18, 2000. Thereafter, the Underwriting Agreement will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.


The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment. For the fiscal years ended March 31, 1999 and 2000, the Distributor was paid $1,500 and $6,000, respectively, for services provided to the Fund.

Shares of the Fund are subject to a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, the Fund will pay an annual fee of 0.25% of the Fund's average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Fund. From these amounts, the Distributor or the Fund may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Fund or provide services to the Fund's shareholders pursuant to service agreements with the Fund. The Fund intends to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges.


The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of those Trustees that are not interested persons of the Trust or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60-days' written notice and shall terminate automatically in the event of its assignment. The Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purpose of such expenditures.


For the fiscal year ended March 31, 2000, the Fund incurred $34,137 of distribution-related expenses pursuant to the Distribution Plan, which amount was spent primarily as compensation to dealers. No interested person of the Fund or interested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.


                              TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Adviser. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Fund's general investment policies and programs are followed and that administrative services are provided to the Fund in a satisfactory manner.

The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Fund is indicated by an asterisk.

G. Andrew Bjurman and O. Thomas Barry, III share the office of the presidency of the Trust. They are jointly vested in full executive authority under the Trust's By-Laws.

------------------------------------------------------------------------------------------------------------------------------------
NAME                                        AGE       POSITION          PRINCIPAL OCCUPATION
                                                      WITH THE
                                                      FUND
------------------------------------------------------------------------------------------------------------------------------------
G. Andrew Bjurman*                          52        Co-President;     Mr.  Bjurman  joined George D. Bjurman & Associates  when it
George D. Bjurman & Associates,                       Trustee           was founded in 1970 as Vice President and Portfolio Manager.
10100 Santa Monica Boulevard, Suite 1200,                               At that time he  assumed  responsibility  for the  portfolio
Los Angeles, CA 90067-4103                                              management of institutional  accounts.  From 1974 to 1978 he acted as  Executive  Vice  President  and  Senior  Portfolio
                                                                        Manager. In 1978 he assumed his present  responsibilities as
                                                                        President  and Chief  Executive  Officer of the firm.  He is currently  a  member  of  the  Adviser's  Investment  Policy
                                                                        Committee.  In 1977 he  became  both a  Chartered  Financial
                                                                        Analyst and a Chartered Investment Counselor.
------------------------------------------------------------------------------------------------------------------------------------
O. Thomas Barry, III, *                     55        Co-President;     Mr. Barry,  III,  joined the firm in 1978 as Vice  President
George D. Bjurman & Associates,                       Trustee           and Senior  Portfolio  Manager.  In 1979 he became Executive
10100 Santa Monica Boulevard, Suite 1200,                               Vice President and assumed the  responsibilities of Director
Los Angeles, CA 90067-4103                                              of  Research.  He is a member  of the  Adviser's  Investment
                                                                        Policy  Committee.  In 1982 he became the  Senior  Executive
                                                                        Vice  President and in 1985 he also became Chief  Investment
                                                                        Officer.  Prior to  joining  the firm,  Mr.  Barry  acted as
                                                                        Senior Investment Officer and Portfolio Manager for Security
                                                                        Pacific National Bank in Los Angeles and was a member of the
                                                                        Stock  Selection  Committee.  In 1977 he became a  Chartered
                                                                        Financial  Analyst  and  in  1978  a  Chartered   Investment
                                                                        Counselor.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Hudson, Jr.                       55        Trustee;          Mr. Hudson has been a Senior Vice President of CB Commercial
CB Commercial Real Estate                             Chairman of       Real Estate since 1993.
21700 Oxnard Street                                   Audit
Suite 200                                             Committee
Woodland Hills, CA 91367
------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Maiolo                            62        Trustee           Mr. Maiolo is an industrial real estate broker/developer. He
INCO Commercial Brokerage                                               is a  principal  of INCO  Commercial  Brokerage,  Joseph  E.
14700 Firestone Boulevard, #111                                         Maiolo & Associates,  Inc. and Penta Pacific Properties, Los
La Mirada, CA 90638                                                     Angeles.
------------------------------------------------------------------------------------------------------------------------------------
William Wallace                             53        Trustee           Mr.  Wallace is involved in residential  real estate.  He is
Wallace Properties                                                      Vice President of Wallace Properties.
5288 South Franklin Circle
Greenwood Village, CO 80121
------------------------------------------------------------------------------------------------------------------------------------

COMPENSATION TABLE
Trustees and Officers


        Aggregate Compensation from Trust for Fiscal Year Ended 3/31/00 1
        -----------------------------------------------------------------

            Joseph E. Maiolo                                 $4,500
            Donald W. Hudson, Jr.                            $4,500
            William Wallace                                  $4,500
            G. Andrew Bjurman2                               $    0
            O. Thomas Barry, III2                            $    0

1 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Trustees. There are no other funds in the Fund Complex.

2 This Trustee is considered an "Interested Person" of the Trust as defined under the 1940 Act.


No officer or Trustee of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Adviser a fee of $4,500 per year, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at such meetings.

                             PRINCIPAL SHAREHOLDERS


As of July 21, 2000, the Trustees and officers, as a group, beneficially owned less than 1.00% of the Fund.

As of July 21, 2000, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Fund:

     NAME & ADDRESS                                        PERCENTAGE
     --------------                                        ----------

     Charles Schwab & Co., Inc. *1                           38.26%
     FBO Customers
     San Francisco, CA

     National Investor Services Corp.2                       19.67%
     FEBO Exclusive Customers
     New York, NY

     National Financial Services Corp.3                      14.29%
     FBO Mary Weeks
     New York, NY

*    Person deemed to control the Fund within the meaning of the 1940 Act.

1 Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

2 National Investor Services Corp. is a broker-dealer holding shares for the benefit of its clients.

3 National Financial Service Corp. is a broker-dealer holding shares for the benefit of its clients.


                                 NET ASSET VALUE

The net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which currently is 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                      TAXES

The following is only a summary of certain federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax.

FEDERAL INCOME TAX
The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), court decisions and published administrative materials from the Internal Revenue Service and as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund has qualified and intends to continue qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By doing so, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, the Fund generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent that it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

In the case of corporate shareholders, distributions from the Fund may qualify for the corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Availability of the dividends-received deduction is subject to certain holding period and debt-financing limitations.

Distributions of net capital gains (i.e, the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to the recipient shareholders as a long-term capital gain, without regard to the length of time a shareholder has held Fund shares. Capital gain distributions are not eligible for the dividends-received deduction referred to in the preceding paragraph.

Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Fund on which a net capital gain distribution has been received are subsequently sold, redeemed or exchanged and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received with respect to such shares.

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, distributions from the Fund (to the extent of its current and accumulated "earnings and profits") generally would be eligible for the corporate dividends-received deduction for corporate shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund does not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Most transactions will be effected on a net cost basis through brokers who make markets in the stock being purchased or sold. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Fund will not necessarily be paying the lowest spread available for a particular transaction. Subject to policies established by the Board of Trustees, however, the Adviser may cause the Fund to pay a broker-dealer a commission in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.


For the fiscal years ended March 31, 1998, 1999 and 2000, the Fund incurred total brokerage commissions of $15,069, $62,487 and $112,638. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

The Fund and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Fund's transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust, if any. During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Fund directed to brokers due to research services provided were $36,342,210 and $15,048, respectively.

The Fund may invest in securities that are traded exclusively in the over-the-counter market. The Fund may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund is as favorable as possible under prevailing market conditions.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

It is possible that purchases or sales of securities for the Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust, if any. Any transactions in such securities at or about the same time will be allocated among the Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.


                             PERFORMANCE INFORMATION

IN GENERAL
From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

From time to time, the total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATION
The Fund computes average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                        n
                 Average Annual Total Return = P (1 + T)  = ERV

Where:    ERV= ending  redeemable  value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P  = hypothetical initial payment of $1,000.

          n  = period covered by the computation, expressed in terms of years.

          T  = average annual total return.

The Fund computes the aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                    Aggregate Total Return = [ (ERV/P) - 1 ]

Where:    ERV= ending  redeemable  value at the end of the period covered by the
               computation  of  a  hypothetical   $1,000  payment  made  at  the
               beginning of the period.

          P  = hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


Based upon the foregoing calculations, the average annual total returns for the Fund as of March 31, 2000 were as follows:

                           Since Inception
          One Year         (March 31, 1997)
          --------         ----------------
           124.64%              50.80%


PERFORMANCE AND ADVERTISEMENTS
Performance information such as total return for the Fund may be quoted in advertisements or in communications to shareholders. Such performance information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, because the net investment return of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, any given performance quotation should not be considered representative of the Fund's performance for any future period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

In assessing such comparisons of yield, return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures.

                                OTHER INFORMATION

LIMITATION ON TRUSTEES' LIABILITY
The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustee's liability is further subject to the limitations imposed by the 1940 Act.


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP, 350 South Grand Ave., Suite 200, Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Fund.
Deloitte & Touche LLP provides audit and tax services. The books of the Fund will be audited at least once a year by Deloitte & Touche LLP.

REPORTS TO SHAREHOLDERS
Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountants. Inquiries regarding the Fund may be directed to Integrated Fund Services, Inc. at (800) 227-7264.

                              FINANCIAL STATEMENTS

The Fund's audited annual financial statements, including the notes thereto, dated March 31, 2000, are incorporated by reference from the Fund's March 31, 2000 Annual Report to Shareholders.

                                THE BJURMAN FUNDS
                                -----------------

PART C.   OTHER INFORMATION
          -----------------

Item 23.  (a)  (i) Trust Instrument*

               (ii) Certificate of Amendment of Certificate of Trust*

          (b)  Bylaws*

          (c)  Incorporated by reference to Trust Instrument and Bylaws


          (d) (i) Investment Advisory Agreement with George D. Bjurman & Associates*

               (ii) Amendment No. 1 to Investment Advisory Agreement*

          (e) Underwriting Agreement with IFS Fund Distributors, Inc. (formerly CW Fund Distributors, Inc.)*

          (f)  Inapplicable

          (g)  Custody Agreement with Star Bank, N.A. (formerly Star Bank, N.A.)

          (h) (i) Administration Agreement with Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

               (ii) Accounting Services Agreement with Integrated Fund Services,
                    Inc. (formerly Countrywide Fund Services, Inc.)*

               (iii)Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency   Agreement  with  Integrated  Fund  Services,   Inc.
                    (formerly Countrywide Fund Services, Inc.)*


          (i)  Opinion and Consent of Counsel*

          (j)  Consent of Independent Public Accountants

          (k)  Inapplicable

          (l)  Inapplicable


          (m)  Distribution Plan of The Bjurman Funds, as amended*


          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)  Code of Ethics of The Bjurman Funds.

               (ii) Code of Ethics of George D. Bjurman & Associates.

               (iii)Code of Ethics of IFS Fund Distributors, Inc.


-------------------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A


Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          None

Item 25.  Indemnification
--------  ---------------

          Incorporated by reference to Article X of the Registrant's Trust Instrument.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a) George D. Bjurman & Associates is a registered investment adviser providing investment advisory services to the Registrant. The Adviser also provides investment advisory services to individual and institutional clients.

          (b) For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to Form ADV for George D.

               Bjurman & Associates (File #801-06776) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Item 27.  Principal Underwriters
--------  ----------------------


          (a) IFS Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: Brundage, Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, The Gannett, Welsh & Kotler Funds, The Lake Shore Family of Funds, UC Investment Trust, The Westport Funds, The Williamsburg Investment Trust and The James Advantage Funds.


          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk, the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.


                                         Position               Position
                                         with                   with
               Name                      Distributor            Registrant
               ----                      -----------            ----------

               William F. Ledwin         Director               None

               Jill T. McGruder          President/             None
                                         Director

               David E. Dennison         Senior Vice            Vice
                                         President/             President
                                         Chief Operating
                                         Officer

               Maryellen Peretzky        Senior Vice            None
                                         President/
                                         Chief Admin.
                                         Officer/Secretary

               Terrie A. Wiedenheft      Senior Vice            None
                                         President/
                                         Chief Financial
                                         Officer/Treasurer

               Tina D. Hosking           Vice President,        Secretary
                                         Assoc. General
                                         Counsel

               Theresa M. Samocki        Vice President,        Treasurer
                                         Fund Accounting
                                         Manager


          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its principal office located at 312 Walnut Street, Cincinnati, Ohio 45202 as well as at the office of the Adviser located at 10100 Santa Monica Boulevard, Los Angeles, California 90067.

Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, thereunto duly authorized, in the City of Los Angeles and State of California, on the 1st day of August, 2000.


                                        THE BJURMAN FUNDS

                                        By: /s/ G. Andrew Bjurman
                                            ------------------------
                                        G. Andrew Bjurman
                                        Co-President and Trustee

                                        By: /s/ O. Thomas Barry, III
                                            ------------------------
                                        O. Thomas Barry, III
                                        Co-President and Trustee

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                       Date
---------                            -----                       ----

/s/ G. Andrew Bjurman                Co-President                August 1, 2000
---------------------------          and Trustee
G. Andrew Bjurman

/s/ O. Thomas Barry, III             Co-President                August 1, 2000
---------------------------          and Trustee
O. Thomas Barry, III


/s/ Theresa M. Samocki               Treasurer                   August 1, 2000
---------------------------
Theresa M. Samocki*


/s/ William Wallace                  Trustee                     August 1, 2000
---------------------------
William Wallace

/s/ Donald W. Hudson, Jr.            Trustee                     August 1, 2000
---------------------------
Donald W. Hudson, Jr.

/s/ Joseph E. Maiolo                 Trustee                     August 1, 2000
---------------------------
Joseph E. Maiolo


                                                       By: /s/ Lisa R. Oliverio
                                                       -------------------------
                                                       Lisa R. Oliverio
                                                       Attorney-in-Fact*
                                                       August 1, 2000

                                INDEX TO EXHIBITS
                                -----------------

(a)  (i)  Trust Instrument*

     (ii) Certificate of Amendment of Certificate of Trust*

(b)       Bylaws*

(c)       Incorporated by reference to Trust Instrument and Bylaws


(d)  (i)  Investment Advisory Agreement*

     (ii) Amendment No. 1 to Investment Advisory Agreement*


(e)       Underwriting Agreement

(f)       Inapplicable


(g)       Custody Agreement*

(h)  (i)  Administrative Services Agreement*

     (ii) Accounting Services Agreement*

     (iii)Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*


(i)       Opinion and Consent of Counsel*

(j)       Consent of Independent Public Accountants

(k)       Inapplicable

(l)       Inapplicable


(m)       Distribution Plan, as amended*


(n)       Inapplicable

(o)       Inapplicable


(p)  (i)  Code of Ethics of The Bjurman Funds

     (ii) Code of Ethics of George D. Bjurman & Associates

     (iii)Code of Ethics of IFS Fund Distributors, Inc.


-----------------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.